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                                                                   Exhibit 23.1

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 6, 2005, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-135472) and related Prospectus of Optium Corporation for the registration of 000,000 shares of its common stock.


                                                      /s/ Ernst & Young LLP

Philadelphia, PA
August 28, 2006